================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 19, 2005

                                   BNC BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         North Carolina                000-50128               47-0898685
  ----------------------------        ------------         -------------------
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

    831 Julian Avenue, Thomasville, North Carolina                27361
    ----------------------------------------------             ----------
       (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (336) 476-9200


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02 Results of Operations and Financial Condition

      On October 19, the Registrant issued a press release to announce its earnings for the quarter ended September 30, 2005.

ITEM 9.01 Financial Statements and Exhibits

      Ex 99.1 Press Release dated October 19, 2005

                                S I G N A T U R E

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BNC BANCORP
                                             (Registrant)

                                             By:  /S/ David B. Spencer
                                                  ------------------------------
                                                  David B. Spencer
                                                  Executive Vice President and
                                                  Chief Financial Officer
                                                  (Principal Accounting Officer)

Date: October 19, 2005

                                  EXHIBIT INDEX

Exhibit 99.1 Press Release dated October 19, 2005